UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 11, 2006

Gladstone Commercial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-50363	020681276
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1521 Westbranch Drive, Suite 200, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-287-5800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 11, 2006, Gladstone Commercial Corporation (the "Company") adopted the Joint Directors Nonqualified Excess Plan of Gladstone Commercial Corporation, Gladstone Capital Corporation and Gladstone Investment Corporation (the "Deferred Compensation Plan"). Effective January 1, 2007, the Deferred Compensation Plan will provide non-employee directors of the Company the opportunity to voluntarily defer director fees on a pre-tax basis, and to invest such deferred amounts in self-directed investment accounts. The Deferred Compensation Plan does not allow the Company to make discretionary contributions to the account of any director.

This summary description of the Deferred Compensation Plan is qualified in its entirety by reference to the actual terms of the Deferred Compensation Plan, which is attached as Exhibit 10.1 and incorporated by reference.

Item 8.01 Other Events.

On July 11, 2006, the Company announced that its Board of Directors approved an offer to the executive officers and directors of the Company and the employees of the Company’s external investment adviser, Gladstone Management Corporation, who hold stock options (the "Optionees"), to amend the terms of all stock options currently outstanding (the "Options") under the Company’s 2003 Equity Incentive Plan, as amended, to accelerate the expiration date of the Options to December 31, 2006. The offer is conditioned upon its acceptance by all of the Optionees, so that 100% of the outstanding Options are amended to expire on December 31, 2006.

The offer to amend the Options currently is scheduled to expire at 5:00 p.m., Eastern Time, on August 31, 2006. If the offer is successful and all Options are amended, the Company intends to implement, effective January 1, 2007, the proposed Investment Advisory Agreement between the Company and Gladstone Management Corporation and the Administration Agreement between the Company and Gladstone Administration, LLC, a wholly owned subsidiary of Gladstone Management Corporation, that were approved by the Company’s stockholders on May 24, 2006. Effective July 11, 2006, the Company’s Board of Directors accelerated in full the vesting of all outstanding options.

The Company filed a Schedule TO and related documentation regarding the offer with the Securities and Exchange Commission on July 12, 2006.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d)

Exhibit 10.1 - Joint Directors Nonqualified Excess Plan of Gladstone Commercial Corporation, Glastone Capital Corporation and Gladstone Investment Corporation

Exhibit 99.1 - Gladstone Commercial Corporation Press Release Dated as of July 12, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation

July 12, 2006	By:	/s/ Harry Brill

Name: Harry Brill
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Joint Directors Nonqualified Excess Plan of Gladstone Commercial Corporation, Gladstone Capital Corporation and Gladstone Investment Corporation
99.1	Gladstone Commercial Corporation Press Release Dated as of July 12, 2006